Exhibit 1.3
€1,250,000,000
Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes
due September 15, 2081

THE SOUTHERN COMPANY
UNDERWRITING AGREEMENT
September 13, 2021
Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
United Kingdom

J.P. Morgan Securities plc
25 Bank Street
Canary Wharf
London E14 5JP
United Kingdom

Morgan Stanley & Co. International plc
25 Cabot Square
London E14 4Q1
United Kingdom

    as Representatives of the Several Underwriters named in Schedule I hereto
Ladies and Gentlemen:
The Southern Company, a Delaware corporation (the “Company”), confirms its agreement (the “Agreement”) with you and each of the other Underwriters named in Schedule I hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof) for whom you are acting as representatives (in such capacity you shall hereinafter be referred to as the “Representatives”), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of €1,250,000,000 aggregate principal amount of the Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due September 15, 2081 (the “Notes”) as set forth in Schedule I hereto.
The Company understands that the Underwriters propose to make a public offering of the Notes as soon as the Representatives deem advisable after this Agreement has been executed and delivered. The Notes will be issued pursuant to the Subordinated Note Indenture, dated as of October 1, 2015 (the “Base Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as heretofore supplemented and as to be further supplemented by a twelfth supplemental indenture, dated as of September 16, 2021, to the Base Indenture relating to the Notes (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Trustee, Elavon Financial Services DAC, UK Branch, as Paying Agent and Calculation Agent, and U.S. Bank National Association, as Transfer Agent and Registrar.
In connection with the issuance of the Notes, the Company will enter into an agency agreement (the “Agency Agreement”), to be dated as of the Closing Date (as hereinafter defined), among the Company, Elavon Financial Services DAC, UK Branch, as Paying Agent and Calculation Agent, and U.S. Bank National Association, as Transfer Agent and Registrar.
SECTION 1.    REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriters as follows:
(a)    A registration statement on Form S-3 (File No. 333-253286) in respect of the Notes and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, became effective upon filing with the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a “Preliminary Prospectus”); such registration statement as used with respect to the Notes, including the information deemed a part thereof pursuant to Rule 430B(f)(1) under the 1933 Act on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such Section applies to the Company and the Underwriters for the Notes pursuant to Rule 430B(f)(2) under the 1933 Act (the “Effective Date”), including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the Effective Date, being hereinafter called the “Registration Statement”; the base prospectus relating to the Notes and certain other securities of the Company, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Notes, being hereinafter called the “Base Prospectus”; the Base Prospectus as amended and supplemented by a preliminary prospectus supplement dated September 8, 2021 relating to the Notes which has been filed with the Commission pursuant to Rule 424(b) under the 1933 Act, as it may be further amended and supplemented immediately prior to the Applicable Time (as hereinafter defined), is hereinafter called the “Pricing Prospectus”; the Base Prospectus as amended or supplemented in final form, including by a prospectus supplement relating to the Notes in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 4(e) hereof is hereinafter called the “Final Supplemented Prospectus”; any reference herein to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus,

as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.
For purposes of this Agreement, the “Applicable Time” is 5:15 p.m. (London time) on the date of this Agreement; the documents listed in Schedule II-A, taken together and attached hereto, are collectively referred to as the “Pricing Disclosure Package.” The term “Limited Use Free Writing Prospectus” shall mean any “written communication” (as defined by Rule 405 under the 1933 Act) in addition to the Pricing Disclosure Package the use of which has been consented to by the Company and the Representatives as listed in Schedule II-B hereto, including any recorded road show.
(b)    The documents incorporated by reference in the Registration Statement or the Pricing Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, as of such time of filing, when read together with the Pricing Prospectus and any Permitted Free Writing Prospectus (as defined in Section 3(a) hereof), none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Supplemented Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Final Supplemented Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use in the Pricing Prospectus, any Permitted Free Writing Prospectus and the Final Supplemented Prospectus; or (B) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the caption “Description of the Series 2021B Junior Subordinated Notes ─ Book-Entry Procedures.”
(c)    The Registration Statement and the Final Supplemented Prospectus comply, and any further amendments or supplements thereto, when any such amendments become effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (as hereinafter defined) and the General Rules and Regulations of the Commission

thereunder and the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus do not and will not, (i) as of the Effective Date as to the Registration Statement and any amendment thereto, (ii) as of the Applicable Time as to the Pricing Disclosure Package and (iii) as of the date of the Final Supplemented Prospectus as to the Final Supplemented Prospectus or as of the date when any supplement is filed as to the Final Supplemented Prospectus as further supplemented or as of the Closing Date as to the Final Supplemented Prospectus or the Final Supplemented Prospectus as it may be further supplemented as provided above, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the case of the Registration Statement and any amendment thereto, and, in light of the circumstances under which they were made, not misleading in the case of the Pricing Disclosure Package and the Final Supplemented Prospectus as further supplemented; except that the Company makes no warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “1939 Act”), (B) any statements or omissions made in a Permitted Free Writing Prospectus, the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein or (C) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the caption “Description of the Series 2021B Junior Subordinated Notes ─ Book-Entry Procedures.”
(d)    (i)    Each Permitted Free Writing Prospectus listed on Schedule II-A hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and each such Permitted Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statement or omissions made in a Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein.
(ii)    The Limited Use Free Writing Prospectus dated September 2021 listed on Schedule II-B hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and the Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statement or omissions made in the Limited Use Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein.
(e)    With respect to the Registration Statement, (i) the Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 under the 1933 Act), (ii)

the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act objecting to the use of the automatic shelf registration statement and (iii) the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.
(f)    (A) At the time of filing of the Registration Statement, (B) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the 1933 Act) made any offer relating to the Notes in reliance on the exemption of Rule 163 under the 1933 Act, the Company was a “well-known seasoned issuer” (as defined in Rule 405 under the 1933 Act).
(g)    At the determination date for purposes of the Notes within the meaning of Rule 164(h) under the 1933 Act, the Company was not an “ineligible issuer” as defined in Rule 405 under the 1933 Act.
(h)    Since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business.
(i)    The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Notes to the Underwriters.
(j)    This Agreement has been duly authorized, executed and delivered by the Company.
(k)    The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the “Enforceability Exceptions”); the Indenture will conform in all material respects to all statements relating thereto contained in the Pricing Disclosure Package and the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.
(l)    The issuance and delivery of the Notes have been duly authorized by the Company and, on the Closing Date, the Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus.
(m)    The Company is not and, after giving effect to the offering and sale of the Notes and the application of proceeds as described in the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(n)    The Agency Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.
(o)    The execution, delivery and performance by the Company of this Agreement, the Indenture, the Notes, the Agency Agreement and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the Restated Certificate of Incorporation or By-Laws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its properties.
(p)    No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder, (B) the qualification of the Indenture under the 1939 Act and (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws.
(q)    The financial statements of the Company incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis (except that the unaudited financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Pricing Prospectus and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.
(r)    The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Notes, other than with respect to Morgan Stanley & Co. International plc’s appointment as Stabilizing Manager.
(s)    Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or subsidiary of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC. The representation and warranty given in this Section 1(s) shall not be made to the Underwriters to the extent that it would result in a violation of or conflict with (i) council regulation (EC) No 2271/1996 (EU blocking regulation) or (ii) any similar applicable anti-boycott law or regulation in the United Kingdom, as amended from time to time.
SECTION 2.    SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING; SELLING RESTRICTIONS.
(a)    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the respective principal amount of the Notes set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional amount of Notes that such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof) at a price equal to 99.25% of the principal amount of the Notes thereof.
(b)    Payment of the purchase price and delivery of the certificate(s) for the Notes shall be made at the offices of Southern Company Services, Inc., 30 Ivan Allen Jr. Blvd., NW, Atlanta, Georgia 30308 at 10:00 A.M., London time, on September 16, 2021 (unless postponed in accordance with the provisions of Section 11 hereof) or such other time, place or date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the “Closing Date”). The Notes shall be registered in the name of USB Nominees (UK) Limited as nominee for Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Clearstream Banking, société anonyme

(“Clearstream”) and Euroclear Bank SA/NV, as operator of the Euroclear System (“Euroclear”). Payment for the Notes shall be made by or on behalf of the Underwriters in same day funds in euro on the Closing Date to the Common Depositary, for the account of the Company, against delivery to the Common Depositary, for the respective accounts of the several Underwriters, of the Notes, with any applicable transfer taxes payable under any state or federal law of the United States in connection with the sale of the Notes duly paid by the Company. It is understood that each Underwriter has authorized Morgan Stanley & Co. International plc and Barclays Bank PLC, for each Underwriter’s account, to accept delivery of, receipt for, and make payment of, as applicable, the principal amount of the Notes which each Underwriter has agreed to purchase. Morgan Stanley & Co. International plc, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the principal amount of the Notes to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.
The certificate(s) for the Notes will be made available for examination by the Representatives not later than 12:00 Noon, London time, on the last business day prior to the Closing Date.
(c)     (i)    Each Underwriter will not offer, sell or deliver any of the Notes, directly or indirectly, or distribute the Pricing Prospectus, the Final Supplemented Prospectus or any other offering material relating to the Notes, in or from any jurisdiction except under circumstances that will, to the best of such Underwriter’s knowledge and belief, result in compliance with the applicable laws and regulations and which will not impose any obligations on the Company except as set forth in this Agreement.
        (ii)    Each Underwriter will sell the Notes in Canada only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.
        (iii)    In relation to each member state of the European Economic Area (“EEA”), each Underwriter has not offered, sold or otherwise made available and will not offer, sell or otherwise make available to any retail investor in the EEA, the Notes.
        For the purposes of paragraph (iii), a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (ii) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129.
(iv) In relation to the United Kingdom (“UK”), each Underwriter has not offered, sold or otherwise made available and will not offer, sell or otherwise make available to any retail investor in the UK any of the Notes.

For the purposes of paragraph (iv), a “retail investor” means a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA.
Each Underwriter (A) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (B) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the UK.
(v)    Each Underwriter has not offered or sold and will not offer or sell the Notes by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and no advertisement, invitation or document relating to the Notes may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.
(vi)    Each Underwriter will not offer or sell any Notes, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law (Law No. 25 of 1948, as amended) and any other applicable laws, regulations and ministerial guidelines of Japan.
(vii)    Each Underwriter represents and agrees that the Notes may not be offered, sold or delivered, directly or indirectly, in Korea or to, or for the account or benefit of, any resident of Korea (as defined in the Foreign Exchange Transactions Law of Korea and its Enforcement Decree) or to others for re-offering or resale, except as otherwise permitted by applicable Korean laws and regulations.

(viii)    Each Underwriter agrees that, in connection with the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Notes, that it (A) has not circulated or distributed, nor has it offered or sold the Notes, or caused the Notes to be made the subject of an invitation for subscription or purchase, and (B) will not circulate or distribute, nor will it offer or sell the Notes, or cause the Notes to be made the subject of an invitation for subscription or purchase, in each of (A) and (B), whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.
(ix)    Each Underwriter will not publicly distribute or otherwise make publicly available in Switzerland the Preliminary Prospectus, the Final Supplemented Prospectus or any other offering or marketing material relating to the Notes.
(x)    Each Underwriter has not registered and will not register the Notes with the Financial Supervisory Commission of Taiwan, the Republic of China (“Taiwan”) pursuant to relevant securities laws and regulations. Each Underwriter represents and agrees that (A) the Notes may not be sold, issued or offered within Taiwan through a public offering or in circumstances which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan that requires a registration or approval of the Financial Supervisory Commission of Taiwan and (B) no person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the Notes in Taiwan.
(xi)    Each Underwriter has not registered and will not register the Notes with the Emirates Securities and Commodities Authority or the Central Bank of the United Arab Emirates (the “UAE”), the Dubai Financial Market, the Abu Dhabi Securities Market or any other UAE regulatory authority or exchange.
SECTION 3.    FREE WRITING PROSPECTUSES.
(a)    The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus and the Limited Use Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus, the Limited Use Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 under the 1933 Act or one or more free writing prospectuses through customary Bloomberg distribution that do not contain substantive changes from or additions to the information contained in the free writing prospectus, dated the date hereof, filed pursuant to Rule 433(d) under the 1933 Act relating to the Notes (the “Pricing Term Sheet”); any such free writing prospectus (which shall include the Pricing Term Sheet but shall not include the Limited Use

Free Writing Prospectus), the use of which has been consented to by the Company and the Representatives and which is listed on Schedule II-A hereto is herein called a “Permitted Free Writing Prospectus.”
(b)    The Company agrees to prepare the Pricing Term Sheet, which shall be previously approved by the Representatives, and to file the Pricing Term Sheet pursuant to Rule 433(d) under the 1933 Act within the time period prescribed by such Rule.
(c)    The Company and the Underwriters have complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any free writing prospectus, including timely Commission filing where required and legending.
(d)    The Company agrees that if at any time following issuance of a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus or such Limited Use Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Representatives, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein.
(e)    The Company agrees that if there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will notify the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.
SECTION 4.    COVENANTS OF THE COMPANY. The Company covenants with the Underwriters as follows:
(a)    The Company, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representatives orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Representatives sufficient conformed copies of the Registration Statement, the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.
(b)    The Company will furnish the Underwriters with written or electronic copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Notes in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) shall be required by law in connection with the sale of any Notes by an Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representatives, shall occur, which in the opinion of the Company or of Underwriters’ counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in light of the circumstances when it (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Final Supplemented Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representatives and Hunton Andrews Kurth LLP.
(c)    The Company will endeavor, in cooperation with the Underwriters, to qualify the Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.
(d)    The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in Rule 158) of the Registration Statement.
(e)    As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, the Company will file the Final Supplemented Prospectus, in a form approved by the Representatives, such approval not to be unreasonably withheld, with the Commission and will advise the Representatives of such filing and will confirm such advice in writing. Furthermore, the Company will make any other required filings pursuant to Rule 433(d)(1) under the 1933 Act within the time required by such Rule.
(f)    During a period of 15 days from the date of this Agreement, the Company will not, without the Representatives’ prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Notes or any security convertible into or exchangeable into or exercisable for the Notes or any debt securities substantially similar to the Notes (except for the Notes issued pursuant to this Agreement). The Representatives agree that (i) commercial paper or other debt securities with scheduled maturities of less than one year, (ii) any Senior Indebtedness (as defined in the Indenture) and (iii) issuances of securities denominated in any currency other than the euro are not subject to this Section 4(f).
(g)    If at any time when Notes remain unsold by the Underwriters, the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the 1933 Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Notes, in a form satisfactory to the Representatives, (iii) use its reasonable best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Representatives of such effectiveness. The Company will take all other reasonable action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.
(h)    The Company shall cooperate with the Underwriters in arranging for the Notes to be eligible for clearance and settlement through Clearstream and Euroclear.
(i)    The Company will use its best efforts to effect the listing of the Notes on the New York Stock Exchange LLC (the “NYSE”).

(j)    The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Notes, other than with respect to Morgan Stanley & Co. International plc’s appointment as Stabilizing Manager.
SECTION 5.    PAYMENT OF EXPENSES.
(a)    The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including, but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Notes, (iii) the fees and disbursements of the Company’s counsel and accountants, (iv) the qualification of the Notes under securities laws in accordance with the provisions of Section 4(c) hereof, including filing fees and the reasonable fees and disbursements of Hunton Andrews Kurth LLP, counsel for the Underwriters, in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the Financial Industry Regulatory Authority, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (ix) any fees payable in connection with the rating of the Notes, (x) the cost and charges of any transfer agent or registrar, (xi) the fees payable in connection with the listing of the Notes with the NYSE and (xii) the cost of qualifying the Notes with Euroclear and Clearstream.
(b)    Except as otherwise provided in Section 10 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Notes, including fees and disbursements of their counsel, Hunton Andrews Kurth LLP, and any transfer taxes on resale of any of the Notes by them.
SECTION 6.    CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Notes are subject to the following conditions:
(a)    No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Pricing Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Pricing Prospectus and the Final Supplemented Prospectus, and any such supplement, as applicable, shall have been filed in the manner and within the time period required by Rule 424. The pricing term sheet contemplated by Section 3(b) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act, shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by Rule 433.

(b)    On the Closing Date, the Representatives shall have received:
(1)    The opinion and related disclosure letter, each dated the Closing Date, of Troutman Pepper Hamilton Sanders LLP, counsel for the Company, substantially in the forms attached hereto as Schedule III.
(2)    The opinion, dated the Closing Date, of Emmet, Marvin & Martin, LLP, counsel to the Trustee, substantially in the form attached hereto as Schedule IV.
(3)    The opinion and related disclosure letter, each dated the Closing Date, of Hunton Andrews Kurth LLP, counsel for the Underwriters, substantially in the forms attached hereto as Schedule V.
(c)    At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President, any Vice President or Treasurer of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering have been initiated or, to the knowledge of the Company, threatened by the Commission and (v) no “Tax Deductibility Event”, “Rating Agency Event”, “Tax Withholding Event” or “Substantial Repurchase Event” (as those terms are defined in the Indenture) shall have occurred and be continuing.
(d)    The Representatives shall have received on the date hereof and shall receive on the Closing Date from Deloitte & Touche LLP, a letter or letters addressed to the Representatives (which may refer to letters previously delivered to the Representatives) dated the respective dates of delivery thereof to the effect that: (A) they are an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than three business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) for a review of interim financial statement information as described in PCAOB AS 4105, “Reviews of Interim Financial Information” on the unaudited financial statements, if any, of the Company incorporated by reference in the

Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters’ purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the audited or unaudited amounts for Operating Revenues and Consolidated Net Income Attributable to Southern Company set forth in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, do not agree with the amounts set forth in or derived from the audited or unaudited financial statements for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than three business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited or unaudited balance sheet incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, except in each case for changes or decreases which (i) the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, disclose, have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (vi) are occasioned by the reclassification of current maturities of long-term debt, (vii) are occasioned by the amortization of debt issuance costs or (viii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues and Consolidated Net Income Attributable to Southern Company for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts included or incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable.

(e)    On the Closing Date, Hunton Andrews Kurth LLP, counsel for the Underwriters, shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Representatives and Hunton Andrews Kurth LLP, counsel for the Underwriters.
(f)    No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Hunton Andrews Kurth LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter) which, in the reasonable judgment of the Representatives, shall materially impair the marketability of the Notes.
(g)    The Company shall have performed its obligations when and as provided under this Agreement.
(h)    The Representatives shall have received an executed copy of the Agency Agreement.
(i)    On the Closing Date, the Notes shall have been approved for listing on the NYSE upon official notice of issuance.
(j)    On the Closing Date, the Notes shall be eligible for clearance and settlement through Clearstream and Euroclear.
If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 5, 8 and 10(b) hereof.
SECTION 7.    CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.
The obligations of the Company shall be subject to the following conditions:
(a)    The conditions as set forth in the first sentence of Section 6(a) hereof.
(b)    No “Tax Deductibility Event” (as defined in the Indenture) shall have occurred and be continuing on the Closing Date.
(c)    No “Rating Agency Event” (as defined in the Indenture) shall have occurred and be continuing on the Closing Date.
(d)    No “Tax Withholding Event” (as defined in the Indenture) shall have occurred and be continuing on the Closing Date.

(e)    No “Substantial Repurchase Event” (as defined in the Indenture) shall have occurred and be continuing on the Closing Date.
In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5, 8 and 10(b) hereof.
SECTION 8.    INDEMNIFICATION.
(a)    The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, and to reimburse any such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Limited Use Free Writing Prospectus, any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in the Limited Use Free Writing Prospectus, any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus as so amended or supplemented, or in any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Limited Use Free Writing Prospectus, Preliminary Prospectus, Registration Statement, Base Prospectus, Pricing Prospectus, Permitted Free Writing Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives for use therein. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 8, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 8. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.
(b)    Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Limited Use Free Writing Prospectus, the Registration Statement, any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives for use therein.
SECTION 9.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.
All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Notes to the Underwriters.
SECTION 10.    TERMINATION OF AGREEMENT.
(a)    The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the NYSE shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the NYSE by the Commission or by the NYSE, (iii) a general banking moratorium shall have been declared by federal, New York State, European Union or United Kingdom authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States, European Union or the United Kingdom is involved, any declaration of war by the United States Congress, European Union or the United Kingdom or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, European Union or the United Kingdom, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representatives, the offering, sale or delivery of the Notes on the terms and in the manner contemplated by this Agreement and the Final Supplemented Prospectus shall have been materially impaired.
(b)    If this Agreement shall be terminated by the Representatives pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Hunton Andrews Kurth LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 5 and 8 hereof. Otherwise, the Underwriters shall pay their own expenses on a pro rata basis in accordance with the amount of Notes purchased by such Underwriter as set forth in Schedule I to this Agreement, including the fees and disbursements of their counsel. Each Underwriter agrees to pay the portion of such expenses represented by such Underwriter’s pro rata share (based on the proportion that the principal amount of Notes set forth opposite each Underwriter’s name in Schedule I to this Agreement bears to the aggregate principal amount of Notes set forth opposite the names of all Underwriters) of the Notes (with respect to each Underwriter, the “Pro Rata Expenses”). Notwithstanding anything contained in the International Capital Market Association Primary Market Handbook, each Underwriter hereby agrees that the Settlement Lead Manager may allocate the Pro Rata Expenses to the account of such Underwriter for settlement of accounts (including payment of such Underwriter’s fees by the Settlement Lead Manager) as soon as practicable but in any case no later than 90 days following the Closing Date
SECTION 11.    DEFAULT BY AN UNDERWRITER.
If an Underwriter shall fail on the Closing Date to purchase the Notes that it is obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:
(a)    if the principal amount of Defaulted Securities does not exceed 10% of the Notes, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or
(b)    if the principal amount of Defaulted Securities exceeds 10% of the Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.
In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or in any other documents or arrangements.
SECTION 12.    NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, United Kingdom, Attention: Debt Syndicate, Email: LeadManagedBondNotices@barclayscorp.com, J.P. Morgan Securities plc, 25 Bank Street, Canary Wharf, London E14 5JP, United Kingdom, Attention: Head of Debt Syndicate and Head of EMEA Debt Capital Markets Group, Fax: +44 20 3493 0682 and Morgan Stanley & Co. International plc, 25 Cabot Square, Canary Wharf, London E14 4QA, United Kingdom, Attention: Head of Transaction Management Group, Global Capital Markets, Fax: +44 20 7056 4984, Email: tmglondon@morganstanley.com; notices to the Company shall be mailed to 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Rui Thomas.
SECTION 13.    PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase. The Company acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Underwriters have arms-length business relationships that create no fiduciary duty on the part of any party and each expressly disclaims any fiduciary or financial advisory relationship.
SECTION 14.    AGREEMENT AMONG MANAGERS; STABILIZATION. The Underwriters agree as between themselves that they will be bound by and will comply with the International Capital Markets Association Agreement Among Managers Version 1 (Fixed-Price Non Equity-Related Issues)/New York Law Schedule (the “Agreement Among Managers”) as amended in the manner set out as follows: For purposes of the Agreement Among Managers, “Managers” means the Underwriters and the Representatives shall be joint “Lead Managers”, “Settlement Lead Manager” and “Stabilizing Manager” means Morgan Stanley & Co.

International plc, and “Subscription Agreement” means this Agreement. Clause 3 of the Agreement Among Managers shall be deleted in its entirety and replaced with Section 11 of this Agreement. In the event of any conflict between the provisions of the Agreement Among Managers and this Agreement, the terms of this Agreement shall prevail.
The Company hereby authorizes Morgan Stanley & Co. International plc in its role as Stabilizing Manager to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Regulation (EU) No 596/2014 and Commission Delegated Regulation (EU) 2016/1052, and by the price stabilizing rules of the UK Financial Conduct Authority. The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the Notes at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Company and any loss resulting from overallotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Nothing contained in this paragraph shall be construed so as to require the Company to issue in excess of the aggregate principal amount of Notes specified in Schedule I hereto. Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.
SECTION 15.    JUDGMENT CURRENCY. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of such Underwriter of any sum in such other currency, and only to the extent that such Underwriter or controlling person of such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person of such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person of such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person of such Underwriter hereunder, such Underwriter or controlling person of such Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person of such Underwriter hereunder.
SECTION 16.    GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to London time.

SECTION 17.    COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts by manual, facsimile or electronic signature, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
SECTION 18.    RECOGNITION OF THE U.S. SPECIAL RESOLUTION REGIMES.
(a)    In the event that any Underwriter that is a Covered Entity (as hereinafter defined) becomes subject to a proceeding under a U.S. Special Resolution Regime (as hereinafter defined), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as hereinafter defined) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as hereinafter defined) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(1) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(2) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(3) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 19.    EXERCISE OF BAIL-IN POWERS.
(a)    Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements or understandings between the Underwriters and the Company, the Company acknowledges and accepts that a BRRD Liability (as hereinafter defined) arising under this Agreement may be subject to the exercise of Bail-in Powers (as hereinafter defined) by the Relevant Resolution Authority (as hereinafter defined) and acknowledges, accepts and agrees to be bound by:
(i)    the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the Underwriters to the Company under this Agreement that (without limitation) may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon; (ii) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant Underwriter or another person, and the issue to or conferral on the Company of such shares, securities or obligations; (iii) the cancellation of the BRRD Liability; or (iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and
(ii)    the variation of any terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.
(b)    Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements or understanding between the Company and any Underwriter, the Company acknowledges and accepts that a UK Bail-in Liability (as hereinafter defined) arising under this Agreement may be subject to the exercise of UK Bail-in Powers (as hereinafter defined) by the relevant United Kingdom (“UK”) resolution authority and acknowledges, accepts and agrees to be bound by:
(i)    the effect of the exercise of UK Bail-in Powers by the relevant UK resolution authority, in relation to any UK Bail-in Liability of the relevant Underwriter to the Company under this Agreement that (without limitation) may include and result in any of the following, or some combination thereof: (i) the reduction, in full or in part, of the UK Bail-in Liability or outstanding amounts due thereon; (ii) the conversion of all, or part, of the UK Bail-in Liability into shares, other instruments of ownership or other obligations of the relevant Underwriter or another person, and the issue to or conferral on the Company of such shares, instruments of ownership or obligations; (iii) the cancellation of the UK Bail-in Liability; or (iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and
(ii)    the variation of any term of this Agreement, as deemed necessary by the relevant UK resolution authority, to give effect to the exercise of UK Bail-in Powers by the relevant UK resolution authority.

        “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD (as hereinafter defined), the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.
        “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.
        “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or superseded.
        “BRRD Liability” with respect to any Underwriter has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the Bail-in Legislation applicable to such Underwriter.
        “EU Bail-in Legislation Schedule” means the documents described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/.
        “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant Underwriter.
“UK Bail-in Legislation” means Part 1 of the UK Banking Act 2009 and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).
“UK Bail-in Liability” means a liability in respect of which the UK Bail-in Powers may be exercised.
“UK Bail-in Powers” means (i) any powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers and (ii) any similar or analogous powers under that UK Bail-In Legislation.
SECTION 20.    MANUFACTURER ACKNOWLEDGEMENT (EEA). Solely for the purposes of the requirements of Article 9(8) of the MiFID Product Governance rules under EU Delegated Directive 2017/593 (the “EU MiFID Product Governance Rules”) regarding the mutual responsibilities of manufacturers under the EU MiFID Product Governance Rules:
(a)    Banco Santander, S.A. (the “EU Manufacturer”) acknowledges that it understands the responsibilities conferred upon it under the EU MiFID Product Governance Rules relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Notes and the related information set out in the Preliminary Prospectus and the Final Supplemented Prospectus and announcements in connection with the Notes; and
(b)    the other Underwriters (other than those not subject to the EU MiFID Product Governance Rules) and the Company note the application of the EU MiFID Product Governance Rules and acknowledge the target market and distribution channels identified as applying to the Notes by the EU Manufacturer and the related information set out in the Preliminary Prospectus and the Final Supplemented Prospectus and announcements in connection with the Notes.
SECTION 21.    MANUFACTURER ACKNOWLEDGEMENT (UK). Solely for the purposes of the requirements of 3.2.7R of the FCA Handbook Product Intervention and Product Governance Sourcebook (the “UK MiFIR Product Governance Rules”) regarding the mutual responsibilities of manufacturers under the UK MiFIR Product Governance Rules:
(a)    Each of Barclays Bank PLC, J.P. Morgan Securities plc, Morgan Stanley & Co. International plc and Banco Santander, S.A. (each, a “UK Manufacturer” and together, the “UK Manufacturers”) acknowledges that it understands the responsibilities conferred upon it under the UK MiFIR Product Governance Rules relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Notes and the related information set out in the Preliminary Prospectus and the Final Supplemented Prospectus and announcements in connection with the Notes; and
(b)    the other Underwriters (other than those not subject to the UK MiFIR Product Governance Rules) and the Company note the application of the UK MiFIR Product Governance Rules and acknowledge the target market and distribution channels identified as applying to the Notes by the UK Manufacturers and the related information set out in the Preliminary Prospectus and the Final Supplemented Prospectus in connection with the Notes.
If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

THE SOUTHERN COMPANY

By:    __/s/ Jon P. Haygood_________
    Name: Jon P. Haygood
    Title:    Assistant Treasurer

CONFIRMED AND ACCEPTED,
as of the date first above written

BARCLAYS BANK PLC

By:___/s/ Lynda Fleming __________________
Name:     Lynda Fleming
Title:     Authorised Signatory

J.P. MORGAN SECURITIES PLC

By:___/s/ Robert Chambers_________________
Name:     Robert Chambers
Title:    Executive Director

MORGAN STANLEY & CO. INTERNATIONAL PLC

By:____/s/ Rachel Holdstock________________
Name:     Rachel Holdstock
Title:     Executive Director

CITIGROUP GLOBAL MARKETS LIMITED

By:_____/s/ Simi Alabi____________________
Name:     Simi Alabi
Title:     Delegated Signatory

GOLDMAN SACHS & CO. LLC

By:____/s/ Raffael Fiumara________________
Name:     Raffael Fiumara
Title:     Vice President

RBC EUROPE LIMITED

By:___/s/ Ivan Browne___________________
Name:     Ivan Browne
Title:     Duly Authorised Signatory

U.S. BANCORP INVESTMENTS, INC.

By:___/s/ Phillip Bennett__________________
Name:     Phillip Bennett
Title:     Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

By:___/s/ Steffen Thiemann____________
Name:     Steffen Thiemann
Title:     Vice President

By:___/s/ Alvaro Solis________________
Name:    Alvaro Solis
Title:     Managing Director

BANCO SANTANDER, S.A.

By:___/s/ Matthias Dhaene______________
Name:     Matthias Dhaene
Title:     Executive Director

By:___/s/ Eric Bellanger_______________
Name:     Eric Bellanger
Title:     Managing Director

INTESA SANPAOLO, S.P.A.

By:___/s/ Pantaleo Cucinotta____________
Name:     Pantaleo Cucinotta
Title:     Head of DCM Origination

By:___/s/ Gianmario Pirolli____________
Name:     Gianmario Pirolli
Title:     Head of DCM Corporate Origination

As the Several Underwriters named in Schedule I hereto

SCHEDULE I

Name of Underwriters	Principal Amount of Series 2021B Junior Subordinated Notes
Morgan Stanley & Co. International plc	€287,500,000
Barclays Bank PLC	265,000,000
J.P. Morgan Securities plc	265,000,000
Citigroup Global Markets Limited	83,750,000
Goldman Sachs & Co. LLC	83,750,000
RBC Europe Limited	83,750,000
U.S. Bancorp Investments, Inc.	83,750,000
Banco Bilbao Vizcaya Argentaria, S.A.	32,500,000
Banco Santander, S.A.	32,500,000
Intesa Sanpaolo S.p.A.	32,500,000
TOTAL:	€1,250,000,000

Schedule I-1

SCHEDULE II-A
PRICING DISCLOSURE PACKAGE
1)    Prospectus dated February 19, 2021
2)    Preliminary Prospectus Supplement dated September 8, 2021 (which shall be deemed to include documents incorporated by reference therein)
3)    Permitted Free Writing Prospectuses
    a)    Pricing Term Sheet

Schedule II-A-1

SCHEDULE II-B
LIMITED USE FREE WRITING PROSPECTUS
1)    Investor Presentation Slideshow, dated September 2021
Schedule II-B-1

Schedule III
[Letterhead of TROUTMAN PEPPER HAMILTON SANDERS LLP]
September 16, 2021
Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
United Kingdom

J.P. Morgan Securities plc
25 Bank Street
Canary Wharf
London E14 5JP
United Kingdom

Morgan Stanley & Co. International plc
25 Cabot Square
Canary Wharf
London E14 4QA
United Kingdom

    As Representatives of the Several Underwriters

THE SOUTHERN COMPANY
Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes
due September 15, 2081
Ladies and Gentlemen:
We have acted as counsel to The Southern Company (the “Company”) in connection with (i) the Company’s issuance of €1,250,000,000 aggregate principal amount of its Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due September 15, 2081 (the “Notes”) pursuant to the Subordinated Note Indenture dated as of October 1, 2015, by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as heretofore supplemented and as further supplemented by a Twelfth Supplemental Indenture dated as of September 16, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 13, 2021 (the “Underwriting Agreement”) among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This opinion is being delivered to you as Representatives pursuant to Section 6(b)(1) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

Schedule III-1

In rendering the opinions expressed below, we have examined the following documents:
(c)    The Company’s registration statement on Form S-3 (File No. 333-253286) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
(d)    The Company’s prospectus dated February 19, 2021 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 8, 2021 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
(e)    The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2021 and June 30, 2021 and the Current Reports on Form 8-K of the Company dated February 23, 2021, March 19, 2021, May 3, 2021, May 26, 2021, June 15, 2021 and August 23, 2021 (together, the “Pricing Exchange Act Documents”);
(f)    The Company’s prospectus supplement dated September 13, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated September 13, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
(g)    An executed copy of the Indenture;
(h)    An executed copy of the Underwriting Agreement;
(i)    The free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on September 13, 2021 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”); and
(j)    The Company’s Restated Certificate of Incorporation and By-Laws.
The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificates representing the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the
Schedule III-2

authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
The Indenture and the Underwriting Agreement are herein referred to collectively as the “Agreements.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.
2.    The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.
3.    All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval pursuant to the Delaware General Corporation Law or of any Georgia or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.
4.    The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company’s obligations under the Indenture may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by
Schedule III-3

general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    Each of the Indenture and the Notes conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
7.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
8.    The execution and delivery by the Company of the Indenture and the Underwriting Agreement and the issuance and sale by the Company of the Notes do not, and, if the Company were now to perform its obligations under the Indenture and the Underwriting Agreement, such performance would not result in any violation of the Restated Certificate of Incorporation or the By-Laws of the Company, or conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument that has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 or any subsequent Exchange Act Document, (B) any existing applicable law, rule or regulation applicable to the Company (other than the securities or blue sky laws of any jurisdiction, as to which we express no opinion) or (C) any judgment, order or decree known to us of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company.
9.    The Company is not and, after giving effect to the offering and sale of the Notes, will not be an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
10.     The statements set forth in the Pricing Disclosure Package and the Final Supplemented Prospectus under the heading “Material United States Federal Income Tax Considerations” insofar as they purport to constitute summaries of matters of United States federal income tax law, constitute accurate summaries in all material respects subject to the qualifications set forth therein.
The attorneys in this firm that are rendering this opinion letter are members of the State Bar of Georgia and we do not purport to express any opinion herein concerning any law other than the laws of the State of Georgia, the federal law of the United States, the Delaware General Corporation Law and, to the extent set forth herein, the laws of the State of New York. As to all matters governed by or dependent upon the laws of the State of New York, we have, with your consent, relied upon the opinion of Hunton Andrews Kurth LLP dated the date hereof and addressed to you.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any
Schedule III-4

other purpose or relied upon by or furnished to any other person without our prior written consent. This opinion letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,
TROUTMAN PEPPER HAMILTON SANDERS LLP

Schedule III-5

[Letterhead of TROUTMAN PEPPER HAMILTON SANDERS LLP]
September 16, 2021
Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
United Kingdom

J.P. Morgan Securities plc
25 Bank Street
Canary Wharf
London E14 5JP
United Kingdom

Morgan Stanley & Co. International plc
25 Cabot Square
Canary Wharf
London E14 4QA
United Kingdom

    As Representatives of the Several Underwriters

THE SOUTHERN COMPANY
Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes
due September 15, 2081
Ladies and Gentlemen:
We have acted as counsel to The Southern Company (the “Company”) in connection with (i) the Company’s issuance of €1,250,000,000 aggregate principal amount of its Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due September 15, 2081 (the “Notes”) pursuant to the Subordinated Note Indenture dated as of October 1, 2015, by and between the Company and Wells Fargo Bank, National Association, as trustee, as heretofore supplemented and as further supplemented by a Twelfth Supplemental Indenture dated as of September 16, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 13, 2021 (the “Underwriting Agreement”) among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This letter is being delivered to you as Representatives pursuant to Section 6(b)(1) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

Schedule III-6

In the above capacity, we have examined the Company’s registration statement on Form S-3 (File No. 333-253286) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s prospectus dated February 19, 2021 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 8, 2021 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2021 and June 30, 2021 and the Current Reports on Form 8-K of the Company dated February 23, 2021, March 19, 2021, May 3, 2021, May 26, 2021, June 15, 2021 and August 23, 2021 (together, the “Pricing Exchange Act Documents”); and a prospectus supplement dated September 13, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated September 13, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on September 13, 2021 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company, its representatives, representatives of the independent public or certified public accountants of the Company and your counsel at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraphs 6 and 10 of our opinion to you dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package (including the Pricing Exchange Act Documents), as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

Schedule III-7

(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the caption “Description of the Series 2021B Junior Subordinated Notes ─ Book-Entry Procedures.”
        Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of September 13, 2021, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.
This letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention or any change in law that hereafter occurs.

Very truly yours,
TROUTMAN PEPPER HAMILTON SANDERS LLP
Schedule III-8

Schedule IV
[Letterhead of EMMET, MARVIN & MARTIN, LLP]
September 16, 2021
Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
United Kingdom

J.P. Morgan Securities plc
25 Bank Street
Canary Wharf
London E14 5JP
United Kingdom

Morgan Stanley & Co. International plc
25 Cabot Square
Canary Wharf
London E14 4QA
United Kingdom

    As Representatives of the Several Underwriters

The Southern Company
30 Ivan Allen Jr. Blvd., N.W.
Atlanta, Georgia 30308

THE SOUTHERN COMPANY
Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due September 15, 2081
Ladies and Gentlemen:
We have acted as counsel to Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the issuance by The Southern Company (the “Company”) of €1,250,000,000 aggregate principal amount of Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due September 15, 2081 (the “Notes”). The Notes are being issued under the Subordinated Note Indenture, dated as of October 1, 2015 (the “Original Indenture”), between the Company and Wells Fargo, as trustee (in such capacity, the “Trustee”), as heretofore supplemented and as further supplemented by a Twelfth Supplemental Indenture, dated as of September 16, 2021 (the “Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), between the Company and the Trustee.

Schedule IV-1

For purposes of this opinion, we have reviewed the Indenture and such other documents, records and papers, and satisfied ourselves as to such other matters, as we have deemed necessary or appropriate for this opinion. As to questions of fact material to this opinion, we have relied on certificates of Wells Fargo and of public officials. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies or forms and the authenticity of the originals of such latter documents. We have assumed that Wells Fargo has been duly formed and that the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of, and is enforceable in accordance with its terms against, the Company.
Based upon the foregoing and subject to the qualifications below, we are of the opinion that:
        1)    Based solely on a certificate from the Comptroller of the Currency, Wells Fargo is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise fiduciary powers and perform its obligations under the Indenture.

        2)    The Indenture has been duly authorized, executed and delivered by Wells Fargo and constitutes a valid and binding agreement of Wells Fargo enforceable against Wells Fargo in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of reasonableness, good faith and fair dealing.

We are members of the Bar of the State of New York and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the federal law of the United States. The opinions expressed herein are based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) as to the opinions expressed in paragraphs (1) and (2), the National Bank Act and the regulations of the Office of the Comptroller of the Currency published in 12 C.F.R. Parts 1-199 and (ii) as to the opinion expressed in paragraph (2), subject to the exclusions and limitations set forth in this opinion letter, internal New York law.
This opinion is solely for your benefit in connection with the issuance and sale by the Company of the Notes and may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, without our prior written consent, except that copies of this opinion may be furnished to, but not relied upon by, (i) your independent auditors, advisors and legal counsel, or (ii) any person in order to comply with any subpoena, order, regulation, ruling or request of any judicial, administrative, governmental, supervisory or legislative body or committee or any self-regulatory body.
Very truly yours,
Schedule IV-2

Schedule V
[Letterhead of HUNTON ANDREWS KURTH LLP]
September 16, 2021
Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
United Kingdom

J.P. Morgan Securities plc
25 Bank Street
Canary Wharf
London E14 5JP
United Kingdom

Morgan Stanley & Co. International plc
25 Cabot Square
Canary Wharf
London E14 4QA
United Kingdom

    As Representatives of the Several Underwriters

THE SOUTHERN COMPANY
Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes
due September 15, 2081
Ladies and Gentlemen:
We have represented the Underwriters (as hereinafter defined) in connection with (i) the issuance and sale by The Southern Company (the “Company”) of €1,250,000,000 aggregate principal amount of its Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due September 15, 2081 (the “Notes”) pursuant to the Subordinated Note Indenture, dated as of October 1, 2015, by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as heretofore supplemented and as further supplemented by a Twelfth Supplemental Indenture, dated as of September 16, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters of the Notes pursuant to the terms of an Underwriting Agreement, dated September 13, 2021 (the “Underwriting Agreement”) among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This opinion letter is being delivered to you in your capacity as Representatives pursuant to Section 6(b)(3) of the Underwriting Agreement.

Schedule V-1

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:
(a)    The Company’s registration statement on Form S-3 (File No. 333-253286) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
(b)    The Company’s prospectus dated February 19, 2021 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 8, 2021 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
(c)    The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2021 and June 30, 2021 and the Current Reports on Form 8-K of the Company dated February 23, 2021, March 19, 2021, May 3, 2021, May 26, 2021, June 15, 2021 and August 23, 2021 (together, the “Pricing Exchange Act Documents”);
(d)    The Company’s prospectus supplement dated September 13, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated September 13, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
(e)    An executed copy of the Indenture;
(f)    An executed copy of the Underwriting Agreement;
(g)    The free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on September 13, 2021 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”); and
(h)    The Company’s Restated Certificate of Incorporation and By-Laws.
The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificates representing the Notes, of
Schedule V-2

which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
The Indenture and the Underwriting Agreement are herein referred to collectively as the “Agreements.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.
2.    The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.
3.    All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval pursuant to the Delaware General Corporation Law or of any New York or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.
4.    The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company’s obligations under the Indenture may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the
Schedule V-3

Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    Each of the Indenture and the Notes conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
7.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
8.    The execution and delivery by the Company of the Agreements and the Notes, and the consummation of the transactions contemplated thereby, do not result in any violation of (i) the Restated Certificate of Incorporation or the By-Laws of the Company or (ii) the Delaware General Corporation Law or any existing applicable law, rule or regulation of the State of New York.
We do not purport to express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States and the Delaware General Corporation Law.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Troutman Pepper Hamilton Sanders LLP may rely on this opinion letter in giving its opinions pursuant to Section 6 of the Underwriting Agreement, insofar as such opinion letter relates to matters of New York law, and pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinion letter relates to matters of New York law. This opinion letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

HUNTON ANDREWS KURTH LLP

Schedule V-4

[Letterhead of HUNTON ANDREWS KURTH LLP]
September 16, 2021
Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB
United Kingdom

J.P. Morgan Securities plc
25 Bank Street
Canary Wharf
London E14 5JP
United Kingdom

Morgan Stanley & Co. International plc
25 Cabot Square
Canary Wharf
London E14 4QA
United Kingdom

    As Representatives of the Several Underwriters

THE SOUTHERN COMPANY
Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes
due September 15, 2081
Ladies and Gentlemen:
We have represented the Underwriters (as hereinafter defined) in connection with (i) the issuance and sale by The Southern Company (the “Company”) of €1,250,000,000 aggregate principal amount of its Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due September 15, 2081 (the “Notes”) pursuant to the Subordinated Note Indenture, dated as of October 1, 2015, by and between the Company and Wells Fargo Bank, National Association, as trustee, as heretofore supplemented and as further supplemented by a Twelfth Supplemental Indenture, dated as of September 16, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters of the Notes pursuant to the terms of an Underwriting Agreement, dated September 13, 2021 (the “Underwriting Agreement”) among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This letter is being delivered to you in your capacity as Representatives pursuant to Section 6(b)(3) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

Schedule V-5

In the above capacity, we have examined the Company’s registration statement on Form S-3 (File No. 333-253286) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s prospectus dated February 19, 2021 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 8, 2021 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2021 and June 30, 2021 and the Current Reports on Form 8-K of the Company dated February 23, 2021, March 19, 2021, May 3, 2021, May 26, 2021, June 15, 2021 and August 23, 2021 (together, the “Pricing Exchange Act Documents”), and a prospectus supplement dated September 13, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated September 13, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on September 13, 2021, pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company, its counsel, its representatives and representatives of the independent public or certified public accountants of the Company at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraph 6 of our opinion letter to you dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package (including the Pricing Exchange Act Documents), as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

Schedule V-6

(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the caption “Description of the Series 2021B Junior Subordinated Notes ─ Book-Entry Procedures.”
        Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of September 13, 2021, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.
This letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,
HUNTON ANDREWS KURTH LLP
Schedule V-7